                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C.  20549


                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of report (date of earliest event reported):
                                 June 13, 1997




                                  PACIFICORP

            (Exact name of registrant as specified in its charter)

    State of Oregon                 1-5152                     93-0246090
(State of Incorporation)          (Commission               (I.R.S. Employer
                                   File No.)               Identification No.)



700 N.E. Multnomah, Suite 1600, Portland, Oregon                    97232-4116
(Address of principal executive offices)                            (Zip Code)

              Registrant's telephone number, including area code:
                                (503) 731-2000



                                   No Change
         (Former Name or Former Address, if changed since last report)

Item 5. OTHER EVENTS

          Information contained in the news release of PacifiCorp (the "Company") issued June 13, 1997 relating to the proposed cash offer by a subsidiary of the Company for all outstanding shares of The Energy Group and the proposed sale of the Company's wholly owned telecommunications subsidiary, Pacific Telecom, Inc. ("PTI"), is incorporated herein by reference. Also incorporated by reference is the information contained in the announcement of PacifiCorp and The Energy Group, dated June 13, 1997, relating to the proposed cash offer for shares of The Energy Group.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

          (b)  Pro forma Financial information

               1. Unaudited pro forma condensed consolidated income statements for the three years ended December 31, 1996, 1995 and 1994.

               2. Unaudited pro forma condensed consolidated balance sheet and income statement as of and for the three months ended March 31, 1997.

          (c)  Exhibits.

               99(a) PacifiCorp news release issued June 13, 1997.

               99(b) Announcement of PacifiCorp and The Energy Group, dated
                     June 13, 1997, relating to the proposed cash offer for shares of The Energy Group.



                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PACIFICORP
                                        (Registrant)



                                        By: RICHARD T. O'BRIEN
                                            __________________________________
                                            Richard T. O'Brien
                                            Senior Vice President and
                                            Chief Financial Officer


Date:  June 18, 1997

                     PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                           For the Year Ended December 31, 1994
                                        (Unaudited)
                                  In Millions of Dollars


                                                    Historical
                                         ________________________________       Pro Forma
                                         Consolidated                         Consolidated
                                          PacifiCorp       Pacific Telecom     PacifiCorp
                                         ____________      _______________    ____________

Revenues                                   $3,498.0           $(696.5)          $2,801.5
Expenses
  Depreciation and amortization               424.3            (104.5)             319.8
  Operations, maintenance and other         2,051.4            (427.3)           1,624.1
                                            _______            ______            _______
    Total                                   2,475.7            (531.8)           1,943.9
                                            _______            ______            _______
Income from Operations                      1,022.3            (164.7)             857.6

Interest Expense and Other
  Interest expense                            334.5             (34.8)             299.7
  Interest capitalized                        (14.5)                               (14.5)
  Minority interest and other                 (15.5)            (18.6)             (34.1)
                                            _______            ______            _______
    Total                                     304.5             (53.4)             251.1
                                            _______            ______            _______
Income from continuing operations
  before income taxes                         717.8            (111.3)             606.5
Income taxes                                  249.8             (40.8)             209.0
                                            _______            ______            _______
Income from continuing operations             468.0             (70.5)             397.5

Discontinued operations                           -           $  70.5               70.5
                                            _______            ======            _______

Net Income                                 $  468.0                             $  468.0
                                            =======                              =======

Earnings on Common Stock
  Continuing operations                    $  428.3                             $  357.8
  Discontinued operations                         -                                 70.5
                                            _______                              _______
                                           $  428.3                             $  428.3
                                            =======                              =======

Average number of common shares
  outstanding (Thousands)                   282,912                              282,912

Earnings per Common Share
  Continuing operations                    $   1.51                              $  1.26
  Discontinued operations                         -                                  .25
                                            _______                               ______
                                           $   1.51                              $  1.51
                                            =======                               ======

See accompanying notes to the pro forma condensed consolidated financial statements.

                     PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                           For the Year Ended December 31, 1995
                                        (Unaudited)
                                  In Millions of Dollars


                                                    Historical
                                         ________________________________       Pro Forma
                                         Consolidated                         Consolidated
                                          PacifiCorp       Pacific Telecom     PacifiCorp
                                         ____________      _______________    ____________

Revenues                                   $3,416.9           $(640.1)          $2,776.8
Expenses
  Depreciation and amortization               445.6            (111.9)             333.7
  Operations, maintenance and other         1,915.4            (362.9)           1,552.5
                                            _______            ______            _______
    Total                                   2,361.0            (474.8)           1,886.2
                                            _______            ______            _______
Income from Operations                      1,055.9            (165.3)             890.6

Interest Expense and Other
  Interest expense                            378.7             (42.3)             336.4
  Interest capitalized                        (15.1)                               (15.1)
  Minority interest and other                 (51.5)             27.0              (24.5)
                                            _______            ______            _______
    Total                                     312.1             (15.3)             296.8
                                            _______            ______            _______
Income from continuing operations
  before income taxes                         743.8            (150.0)             593.8
Income taxes                                  238.8             (47.0)             191.8
                                            _______            ______            _______
Income from continuing operations             505.0            (103.0)             402.0

Discontinued operations                           -           $ 103.0              103.0
                                            _______            ======            _______

Net Income                                 $  505.0                             $  505.0
                                            =======                              =======

Earnings on Common Stock
  Continuing operations                    $  466.3                             $  363.3
  Discontinued operations                         -                                103.0
                                            _______                              _______
                                           $  466.3                             $  466.3
                                            =======                              =======

Average number of common shares
  outstanding (Thousands)                   284,272                              284,272

Earnings per Common Share
  Continuing operations                    $   1.64                              $  1.28
  Discontinued operations                         -                                  .36
                                            _______                               ______
                                           $   1.64                              $  1.64
                                            =======                               ======

See accompanying notes to the pro forma condensed consolidated financial statements.

                     PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                           For the Year Ended December 31, 1996
                                        (Unaudited)
                                  In Millions of Dollars


                                                    Historical
                                         ________________________________       Pro Forma
                                         Consolidated                         Consolidated
                                          PacifiCorp       Pacific Telecom     PacifiCorp
                                         _____________     _______________    ____________

Revenues                                   $4,293.8           $(521.1)          $3,772.7
Expenses
  Depreciation and amortization               530.4            (106.5)             423.9
  Operations, maintenance and other         2,518.3            (255.9)           2,262.4
                                            _______            ______            _______
    Total                                   3,048.7            (362.4)           2,686.3
                                            _______            ______            _______
Income from Operations                      1,245.1            (158.7)           1,086.4

Interest Expense and Other
  Interest expense                            465.7             (40.8)             424.9
  Interest capitalized                        (11.9)                               (11.9)
  Minority interest and other                   2.5               4.3                6.8
                                            _______            ______            _______
    Total                                     456.3             (36.5)             419.8
                                            _______            ______            _______
Income from continuing operations
  before income taxes                         788.8            (122.2)             666.6
Income taxes                                  283.9             (47.5)             236.4
                                            _______            ______            _______
Income from continuing operations             504.9             (74.7)             430.2

Discontinued operations                           -           $  74.7               74.7
                                            _______            ======            _______

Net Income                                 $  504.9                             $  504.9
                                            =======                              =======

Earnings on Common Stock
  Continuing operations                    $  475.1                             $  400.4
  Discontinued operations                         -                                 74.7
                                            _______                              _______
                                           $  475.1                             $  475.1
                                            =======                              =======

Average number of common shares
  outstanding (Thousands)                   292,494                              292,494

Earnings per Common Share
  Continuing operations                    $   1.62                              $  1.37
  Discontinued operations                         -                                  .25
                                            _______                               ______
                                           $   1.62                              $  1.62
                                            =======                               ======

See accompanying notes to the pro forma condensed consolidated financial statements.

                     PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                         For the Three Months Ended March 31, 1997
                                        (Unaudited)
                                  In Millions of Dollars


                                                    Historical
                                         ________________________________       Pro Forma
                                         Consolidated                         Consolidated
                                          PacifiCorp       Pacific Telecom     PacifiCorp
                                         ____________      _______________    ____________

Revenues                                   $1,169.8           $(128.0)          $1,041.8
Expenses
  Depreciation and amortization               137.0             (27.8)             109.2
  Operations, maintenance and other           731.2             (60.0)             671.2
                                            _______            ______            _______
    Total                                     868.2             (87.8)             780.4
                                            _______            ______            _______
Income from Operations                        301.6             (40.2)             261.4

Interest Expense and Other
  Interest expense                            117.0             (10.5)             106.5
  Interest capitalized                         (2.9)                                (2.9)
  Minority interest and other                  (2.5)              1.5               (1.0)
                                            _______            ______            _______
    Total                                     111.6              (9.0)             102.6
                                            _______            ______            _______
Income from continuing operations
  before income taxes                         190.0             (31.2)             158.8
Income taxes                                   69.0             (12.9)              56.1
                                            _______            ______            _______
Income from continuing operations             121.0             (18.3)             102.7

Discontinued operations                           -           $  18.3               18.3
                                            _______            ======            _______

Net Income                                 $  121.0                             $  121.0
                                            =======                              =======

Earnings on Common Stock
  Continuing operations                    $  114.9                             $   96.6
  Discontinued operations                         -                                 18.3
                                            _______                              _______
                                           $  114.9                             $  114.9
                                            =======                              =======

Average number of common shares
  outstanding (Thousands)                   295,393                              295,393

Earnings per Common Share
  Continuing operations                    $    .39                             $    .33
  Discontinued operations                         -                                  .06
                                            _______                              _______
                                           $    .39                             $    .39
                                            =======                              =======

See accompanying notes to the pro forma condensed consolidated financial statements.

                                     PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                     March 31, 1997
                                                       (Unaudited)
                                                 In Millions of Dollars


                                                      Historical
                                               ________________________     Elimination                       Pro Forma
                                               Consolidated     Pacific    of Affiliated        Other       Consolidated
                                                PacifiCorp      Telecom    Balances (a)    Adjustments (b)   PacifiCorp
                                               _____________    _______    _____________   _______________  ____________

Assets
  Property, Plant and Equipment - Net            $10,205.9     $(944.8)                                      $ 9,261.1
  Net assets of discontinued operations                          782.7                         $(128.1)          654.6
  Current assets                                     954.7      (216.8)        $40.9                             778.8
  Other Assets                                     3,344.1      (499.5)         38.9                           2,883.5
                                                  ________      ______          ____            ______        ________

    Total Assets                                 $14,504.7     $(878.4)        $79.8           $(128.1)      $13,578.0
                                                  ========      ======          ====            ======        ========

Liabilities and Shareholders Equity
  Common Equity                                  $ 4,075.4                                                   $ 4,075.4
  Preferred Stock                                    135.5                                                       135.5
  Preferred Stock Subject to Mandatory
    Redemption                                       175.0                                                       175.0
  Guaranteed Preferred Beneficial Interests in
    Company's Junior Subordinated Debentures         209.7                                                       209.7
  Long-term Debt                                   5,205.8     $(501.4)        $33.5                           4,737.9
  Short-term debt and long-term
    currently maturing                               971.9       (15.9)         37.8           $(128.1)          865.7
  Other current liabilities                          876.4      (132.1)          3.1                             747.4
  Deferred income taxes and investment
    tax credits                                    2,092.8      (158.0)                                        1,934.8
  Other deferred credits                             729.2       (53.2)          5.4                             681.4
  Minority interest                                   33.0       (17.8)                                           15.2
                                                  ________      ______          ____            ______        ________

    Total Liabilities and Shareholders Equity    $14,504.7     $(878.4)        $79.8           $(128.1)      $13,578.0
                                                  ========      ======          ====            ======        ========

See accompanying notes to the pro forma condensed consolidated financial statements.

                                  PACIFICORP

        Notes to Pro forma Condensed Consolidated Financial Statements


The Company's unaudited pro forma condensed consolidated financial statements give effect to the disposal of PTI as if such transaction had occurred, for statements of consolidated income for the years ended December 31, 1994, 1995, 1996 and 1997, and for the consolidated balance sheet as of March 31, 1997. PTI will be presented as a discontinued segment and historical financial statements of the Company will be restated to reflect management's decision to dispose of this segment.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's 1996 audited consolidated financial statements. The pro forma information shown is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company's future results.

The accompanying pro forma condensed consolidated income statements consist of the historical income statements of the Company for the years ended
December 31, 1994, 1995 and 1996 and for the three months ended March 31, 1997 less the historical income statements of PTI. Certain additional adjustments should be considered.

 (i) Assuming that PTI was sold for its net book value of $756 million on January 1, 1996, a loan agreement would have required $450 million of debt repayment resulting in estimated interest savings of $25 million and increased earnings on common stock of $16 million, or $.05 per share. If the remaining $306 million of proceeds had been used to repay debt, the additional interest expense reduction in 1996 would have been $17 million and earnings on common stock would have increased an additional
     $11 million, or an additional $.04 per share.

(ii) Assuming that PTI was sold for net book value of $780 million on January 1, 1997, a loan agreement would have required $134 million of debt repayment resulting in estimated interest savings of $2 million and increased earnings on common stock of $1 million. If the remaining
     $646 million of proceeds had been used to repay debt, the additional interest expense reduction for the three months ended March 31, 1997 would have been $9 million, earnings available on common would have increased an additional $6 million and earnings per share would have increased an additional $.02.

The accompanying pro forma condensed consolidated balance sheet as of March 31, 1997 consists of the historical unaudited balance sheet of the Company, less the historical unaudited balance sheet of PTI, plus the elimination of affiliated transactions and certain pro forma adjustments described below:

(a) Affiliated balances between the Company and its subsidiaries and PTI, eliminated in the consolidation process, were restored on the pro forma balance sheet.

(b) Proceeds of $128 million were used to repay short-term debt, as required by the PacifiCorp Holdings, Inc. revolving credit agreement.

                               INDEX TO EXHIBITS

EXHIBIT                           DESCRIPTION                             PAGE
_______                           ___________                             ____

  99(a)        PacifiCorp news release issued June 13, 1997.

  99(b) Announcement of PacifiCorp and The Energy Group, dated June 13, 1997, relating to the proposed cash offer for shares of The Energy Group.